NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BlackRock Managed Global Allocation Fund (formerly, BlackRock NVIT Managed Global Allocation Fund)

Supplement dated November 19, 2021
to the Prospectus dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The table under the heading “Portfolio Management - Portfolio Managers” on page 10 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Volatility Overlay
Corsan Maley	Senior Investment Professional, NWAM	Since 2021
Chad W. Finefrock, CFA	Senior Investment Professional, NWAM	Since 2015

2.	The information relating to “NWAM” on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

Corsan Maley and Chad W. Finefrock, CFA, are jointly responsible for derivatives trading and execution for the Fund’s Volatility Overlay.

Mr. Maley joined Nationwide Mutual, the parent company of NWAM, in 1998 to establish and manage Nationwide Mutual’s derivative trading operations. He is currently a Senior Investment Professional and manages pension plan and separate account clients for Nationwide Mutual and its affiliates.

Mr. Finefrock joined Nationwide Mutual, the parent company of NWAM, in 2001. He is a Senior Investment
Professional and is responsible for trading U.S. Treasury securities, U.S. government agency debt securities, mortgage-backed securities and derivatives for Nationwide Mutual and its affiliates.

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